GOLDMAN SACHS TRUST
Goldman Sachs Fundamental Equity Growth Funds
Class A, Class C, Institutional, Service, Investor, Class R, Class R6 and Class P Shares
of the
Goldman Sachs Growth Opportunities Fund
(the “Fund”)
Supplement dated February 11, 2022 to the
Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”),
each dated December 29, 2021, as supplemented to date
The Board of Trustees of the Goldman Sachs Trust has recently approved changes to the Fund’s name and principal investment strategy. These changes are not expected to materially affect the Fund’s current portfolio holdings. These changes will become effective after the close of business on April 13, 2022.
The Fund’s name will change to the “Goldman Sachs Mid Cap Growth Fund.”
Accordingly, on April 13, 2022, the Fund’s Prospectuses, Summary Prospectuses and SAI are revised as follows:
All references in the Prospectuses, Summary Prospectuses and SAI to the “Goldman Sachs Growth Opportunities Fund” are replaced with the “Goldman Sachs Mid Cap Growth Fund.”
The following replaces in its entirety the first paragraph of the “Goldman Sachs Growth Opportunities Fund—Summary—Principal Strategy” section of the Prospectuses and “Principal Strategy” section of the Summary Prospectuses:
The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in mid‑cap issuers. Mid‑cap issuers are issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalizations of companies constituting the Russell Midcap® Growth Index at the time of investment. As of December 31, 2021, the capitalization range of the companies in the Russell Midcap® Growth Index was between $0.43 billion and $58.76 billion. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its Total Assets in foreign securities, including securities of issuers in countries with emerging markets or economies ( “emerging countries”) and securities quoted in foreign currencies. The Fund may also invest in privately held companies and companies that only recently began to trade publicly.
The following replaces in its entirety the first paragraph of the “Investment Management Approach—Principal Investment Strategies—Growth Opportunities Fund” section in the Prospectuses:
The Fund invests, under normal circumstances, at least 80% of its Net Assets in a diversified portfolio of equity investments in mid‑cap issuers. Mid‑cap issuers are issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalizations of companies constituting the Russell Midcap® Growth Index at the time of investment. If the market capitalization of an issuer held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. As of December 31, 2021, the capitalization range of the companies in the Russell Midcap® Growth Index was between $0.43 billion and $58.76 billion. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its Total Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest in privately held companies and companies that only recently began to trade publicly. The Fund may also invest in stock, warrants, and other securities of SPACs or similar special purpose entities that pool funds to seek potential acquisition opportunities. Shareholders will be provided with sixty days’ notice in the manner prescribed by the Securities and Exchange Commission (“SEC”) before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.
The following replaces in its entirety the first paragraph of the “Investment Objectives and Policies” section of the SAI:
Each Fund has a distinct investment objective and policies. There can be no assurance that a Fund’s objective will be achieved. Each Fund, except the Focused Value Fund and Strategic Growth Fund, is a diversified open‑end management company as defined in the Investment Company Act of 1940, as amended (the “Act”). The Focused Value Fund and Strategic Growth Fund are non‑diversified, open‑end management companies (as defined in the Act). The investment objective and policies of each Fund, and the associated risks of each Fund, are discussed in the Funds’ Prospectuses, which should be read carefully before an investment is made. All investment objectives and investment policies not specifically designated as fundamental may be changed without shareholder approval. However, with respect to the U.S. Equity ESG, Flexible Cap, Small/Mid Cap Growth, Small Cap Growth, Equity Income, Focused Value, Large Cap Core, Large Cap Value, Mid Cap Growth, Mid Cap Value, Small Cap Value, and Small/Mid Cap Value Funds, shareholders will be provided with sixty (60) days’ notice in the manner prescribed by the Securities and Exchange Commission (“SEC”) before any change in a Fund’s policy to invest at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase (“Net Assets”)) in the particular type of investment suggested by its name. Additional information about the Funds, their policies, and the investment instruments they may hold, is provided below.
This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

EQG21NMECHGSTK 02‑22